December 18, 2008

Strategic Funds, Inc. -Emerging Markets Opportunity Fund

Supplement to Prospectus dated October 1, 2008

     The following information supplements and supersedes any contrary information contained in the section of the fund’s Prospectus entitled “Management--Investment advisers”:

     Effective as of the close of business on or about December 31, 2008, the sub-investment advisory agreement between The Dreyfus Corporation ("Dreyfus") and WestLB Mellon Asset Management (USA) LLC ("WMAM US"), with respect to the fund, will be terminated, WMAM US will no longer serve as the fund's sub-investment adviser and Dreyfus, as the fund's investment adviser, will provide the day-to-day management of the fund's investments.

     Investment decisions for the fund will continue to be made by a committee of portfolio managers, which has managed the fund since the fund's inception. The committee members are Hugh Hunter, Tony Hann, Richard Fairgrieve and Bill Rudman, each of whom is an employee of WestLB Mellon Asset Management (UK) Limited ("WMAM UK") and an "associated person" of Dreyfus under the Investment Advisers Act of 1940, as amended, for purposes of managing the fund. Mr. Hunter joined WMAM UK in 1998 as a global emerging markets asset manager and is currently head of global emerging markets at WMAM UK. Mr. Hann joined WMAM UK in 1998 as head of its Asia desk and is currently a global emerging markets manager at WMAM UK. Mr. Fairgrieve joined WMAM UK in 2002 as a global emerging markets asset manager. Mr. Rudman joined WMAM UK in 1999 as head of its Latin America desk and currently is a global emerging markets asset manager at WMAM UK. There are no limitations on the role of a committee member with respect to making investment decisions for the fund.

December 18, 2008

     Strategic Funds, Inc.
-Emerging Markets Opportunity Fund

Supplement to Statement of Additional Information
(the “SAI”) dated October 1, 2008

     The following information supplements and supersedes any contrary information contained in the Fund’s SAI, including the section entitled “Management Arrangements--Sub-Investment Adviser”:

     Effective as of the close of business on or about December 31, 2008, the sub-investment advisory agreement between The Dreyfus Corporation ("Dreyfus") and WestLB Mellon Asset Management (USA) LLC ("WMAM US"), with respect to the Fund, will be terminated, WMAM US will no longer serve as the Fund's sub-investment adviser and Dreyfus, as the Fund's investment adviser, will provide the day-to-day management of the Fund's investments.

     Investment decisions for the Fund will continue to be made by a committee of portfolio managers, which has managed the Fund since the Fund's inception. The committee members are Hugh Hunter, Tony Hann, Richard Fairgrieve and Bill Rudman, each of whom is an employee of WestLB Mellon Asset Management (UK) Limited and an "associated person" of Dreyfus under the Investment Advisers Act of 1940, as amended, for purposes of managing the Fund.  There are no limitations on the role of a committee member with respect to making investment decisions for the Fund.